Exhibit 99.1
Retail Ventures, Inc. Reports Second Quarter Operating Results
Columbus, Ohio, September 13, 2007 /PRNewswire/ — Retail Ventures, Inc. (NYSE: RVI) today announced its consolidated financial results for the second quarter ended August 4, 2007.
•	Total sales for the three months ended August 4, 2007 increased 7.0% to $732.7 million from $684.5 million for the three months ended July 29, 2006. The Company’s same store sales increased 0.3% for the comparable three months.

	Three months ended
	August 4,	July 29,
	2007	2006

	(in thousands)
Total Sales:
Value City	$268,095	$290,362
DSW	348,718	301,302
Filene’s Basement	115,920	92,844

	$732,733	$684,508

Comparable Sales Percentage:
Value City	(7.3)%	(2.2)%
DSW	5.9%	2.2%
Filene’s Basement	7.0%	5.4%

	0.3%	0.6%

•	Total sales for the six months ended August 4, 2007 increased 5.7% to $1.49 billion from $1.41 billion for the six months ended July 29, 2006. The Company’s same store sales decreased 2.6% for the comparable six month period.

	Six months ended
	August 4,	July 29,
	2007	2006

	(in thousands)
Total Sales:
Value City	$556,330	$604,789
DSW	705,715	617,789
Filene’s Basement	224,762	183,443

	$1,486,807	$1,406,021

Comparable Sales Percentage:
Value City	(8.0)%	0.2%
DSW	0.9%	3.2%
Filene’s Basement	4.3%	5.0%

	(2.6)%	2.1%

•	Net income for the three months ended August 4, 2007 was $106.2 million, or $2.21 per share on a basic basis and $1.81 per share on a diluted basis, compared to a net loss of $16.0 million, or a negative $0.36 per share on a basic and diluted basis in the second quarter last year.
•	Net income for the six months ended August 4, 2007 was $109.0 million, or $2.28 per share on a basic basis and $1.84 per share on a diluted basis, compared to a net loss of $80.9 million, or a negative $1.88 per share on a basic and diluted basis for the six months ended July 29, 2006.
The Company believes the non-cash accounting charge associated with the change in fair value of derivative instruments is not directly related to its retail operations and is therefore providing supplemental adjusted results that exclude this item. This non-GAAP financial measure should facilitate analysis by investors and others who follow the Company’s financial performance. A reconciliation of non-GAAP results follows:

	Three months ended		Six months ended
	August 4,	July 29,	August 4,	July 29,
	2007	2006	2007	2006

		(in thousands, except per share amounts)
Operating profit (loss):
Non-GAAP operating (loss) profit	$(5,506)	$11,818	$9,817	$26,481
Change in fair value of derivative instruments	124,784	(15,343)	137,333	(80,152)

GAAP operating profit (loss):	119,278	(3,525)	147,150	(53,671)

Net income (loss):
Non-GAAP net loss	(18,566)	(658)	(28,375)	(797)
Change in fair value of derivative instruments	124,784	(15,343)	137,333	(80,152)

GAAP net income (loss):	106,218	(16,001)	108,958	(80,949)

Basic income (loss) per share:
Non-GAAP basic loss per share	(0.38)	(0.02)	(0.60)	(0.02)
Change in fair value of derivative instruments	2.59	(0.34)	2.88	(1.86)

GAAP basic income (loss) per share:	2.21	(0.36)	2.28	(1.88)

Diluted income (loss) per share:
Non-GAAP diluted loss per share	(0.38)	(0.02)	(0.60)	(0.02)
Change in weighted average shares outstanding due to Non-GAAP net loss	0.07	0.00	0.12	0.00
Change in fair value of derivative instruments	2.12	(0.34)	2.32	(1.86)

GAAP diluted income (loss) per share:	$1.81	$(0.36)	$1.84	$(1.88)

Retail Ventures, Inc. is a leading off-price retailer operating as of August 4, 2007, 113 Value City Department Stores in the Midwest, mid-Atlantic and southeastern United States, 34 Filene’s Basement stores in major metropolitan areas in the Northeast and Midwest and 236 DSW stores located in major metropolitan areas throughout the United States. DSW also supplies shoes, under supply arrangements, to 331 locations for other non-related retailers in the United States.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Any statements in this release that are not historical or current facts are forward-looking statements. All forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that could cause our future financial performance in fiscal 2007 and beyond to differ materially from those expressed or implied in any such forward-looking statements. Certain of these risks and uncertainties are described in the “Risk Factors” section of the Company’s latest quarterly or annual report, as filed with the SEC. These factors include, but are not limited to: our success in opening and operating new stores on a timely and profitable basis; maintaining good relationships with our vendors; our ability to anticipate and respond to fashion trends; fluctuation of our comparable store sales and quarterly financial performance; disruption of our distribution operations; our dependence on DSW Inc. for key services; failure to retain our key executives or attract qualified new personnel; outcome of the Value City operations strategic analysis; our competitiveness with respect to style, price, brand availability and customer service; declining general economic conditions; risks inherent to international trade with countries that are major manufacturers of apparel and footwear; and security risks related to our electronic processing and transmission of confidential customer information. Additional factors that could cause our actual results to differ materially from our expectations are described in the Company’s latest annual or quarterly report, as filed with the SEC. Any forward-looking statement speaks only as of the date on which such statement is made. The Company undertakes no obligation to revise the forward-looking statements included in this press release to reflect any future events or circumstances.
SOURCE: Retail Ventures, Inc.
Contact: Jim McGrady, Chief Financial Officer — (614) 478-2208

RETAIL VENTURES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(unaudited)

	August 4,	February 3,	July 29,
	2007	2007	2006

ASSETS
Cash and equivalents	$165,509	$160,221	$149,360
Restricted cash	253	511
Short-term investments	100,475	98,650	46,925
Accounts receivable, net	17,768	20,558	20,790
Inventories	582,243	545,584	553,248
Prepaid expenses and other assets	42,559	36,686	27,399
Deferred income taxes	41,817	25,737	78,649

Total current assets	950,624	887,947	876,371

Property and equipment, net	299,604	279,909	261,443
Goodwill	25,899	25,899	25,899
Tradenames and other intangibles, net	32,880	34,976	37,095
Deferred income taxes and other assets	24,832	38,486	8,925

Total assets	$1,333,839	$1,267,217	$1,209,733

LIABILITIES AND SHAREHOLDERS’ EQUITY
Accounts payable, net	$292,127	$217,336	$255,900
Accrued expenses	164,098	179,007	168,321
Warrant liability	99,406	216,400	171,737
Current maturities of long-term obligations	861	765	665

Total current liabilities	556,492	613,508	596,623

Long-term obligations, net of current maturities	274,066	265,783	202,649
Conversion feature of long-term debt	22,819	62,770
Deferred income taxes and other noncurrent liabilities	102,675	95,108	135,972
Minority interest	150,547	138,428	125,502
Total shareholders’ equity	227,240	91,620	148,987

Total liabilities and shareholders’ equity	$1,333,839	$1,267,217	$1,209,733

RETAIL VENTURES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)
(unaudited)

	Three months ended		Six months ended
	August 4,	July 29,	August 4,	July 29,
	2007	2006	2007	2006

Net Sales	$732,733	$684,508	$1,486,807	$1,406,021
Cost of sales	(458,073)	(409,557)	(908,213)	(840,445)

Gross profit	274,660	274,951	578,594	565,576
Selling, general and administrative expenses	(282,537)	(264,793)	(574,112)	(542,317)
Change in fair value of derivative instruments	124,784	(15,343)	137,333	(80,152)
License fees and other income	2,371	1,660	5,335	3,222

Operating profit (loss)	119,278	(3,525)	147,150	(53,671)
Interest expense, net	(3,197)	(2,343)	(6,667)	(4,835)

Income (loss) before income taxes and minority interest	116,081	(5,868)	140,483	(58,506)
Benefit (provision) for income taxes	(7,451)	(4,473)	(20,338)	(10,319)

Income (loss) before minority interest	108,630	(10,341)	120,145	(68,825)
Minority interest	(2,412)	(5,660)	(11,187)	(12,124)

Net income (loss)	$106,218	$(16,001)	$108,958	$(80,949)

Basic and diluted income (loss) per share:
Basic	$2.21	$(0.36)	$2.28	$(1.88)
Diluted	$1.81	$(0.36)	$1.84	$(1.88)

Shares used in per share calculations:
Basic	48,157	45,013	47,714	43,037
Diluted	58,776	45,013	59,073	43,037

Same store sales:
Value City	(7.3)%	(2.2)%	(8.0)%	0.2%
DSW	5.9%	2.2%	0.9%	3.2%
Filene’s Basement	7.0%	5.4%	4.3%	5.0%

Total	0.3%	0.6%	(2.6)%	2.1%

Store and supply arrangement locations count at end of period:
Value City			113	113
DSW			236	205
Filene’s Basement			34	26

			383	344

Supply arrangement locations			331	214

Total			714	558

     SOURCE: Retail Ventures, Inc.

The tables below present segment information for the three and six months ended August 4, 2007 and July 29, 2006.

	Value		Filene’s		Intersegment
	City	DSW	Basement	Corporate	Eliminations	Total
	(in thousands)
Three months ended August 4, 2007
Net Sales	$268,095	$348,718	$115,920			$732,733
Operating (loss) profit	(11,758)	8,326	(2,074)	$124,784		119,278
Depreciation and amortization	5,946	5,684	3,383	783		15,796
Interest expense	3,106	143	1,874	3,153	$(2,038)	6,238
Interest income	96	2,091	15	2,877	(2,038)	3,041
Benefit (provision) for income taxes	5,426	(3,753)	1,117	(10,241)		(7,451)

Capital expenditures	160	20,546	2,703	50		23,459

As of August 4, 2007
Total assets	$418,246	$674,886	$194,296	$325,295	$(278,884)	$1,333,839

	Value		Filene’s		Intersegment
	City	DSW	Basement	Corporate	Eliminations	Total
	(in thousands)
Three months ended July 29, 2006
Net Sales	$290,362	$301,302	$92,844			$684,508
Operating (loss) profit	(10,112)	23,097	(1,167)	$(15,343)		(3,525)
Depreciation and amortization	6,248	4,891	2,077	700		13,916
Interest expense	3,417	142	1,123	938	$(938)	4,682
Interest income	948	2,117	3	209	(938)	2,339
Benefit (provision) for income taxes	4,286	(9,731)	972			(4,473)

Capital expenditures	4,603	8,256	2,988	(2,068)		13,779

As of February 3, 2007
Total assets	$438,899	$603,785	$175,287	$328,208	$(278,962)	$1,267,217

	Value		Filene’s		Intersegment
	City	DSW	Basement	Corporate	Eliminations	Total
	(in thousands)
Six months ended August 4, 2007
Net Sales	$556,330	$705,715	$224,762			$1,486,807
Operating (loss) profit	(24,914)	45,544	(10,813)	$137,333		147,150
Depreciation and amortization	11,563	10,874	6,711	1,561		30,709
Interest expense	6,224	281	3,617	6,377	$(4,075)	12,424
Interest income	173	3,948	37	5,674	(4,075)	5,757
Benefit (provision) for income taxes	11,262	(18,946)	5,056	(17,710)		(20,338)

Capital expenditures	88	39,221	9,272	(16)		48,565

	Value		Filene’s		Intersegment
	City	DSW	Basement	Corporate	Eliminations	Total
	(in thousands)
Six months ended July 29, 2006
Net Sales	$604,789	$617,789	$183,443			$1,406,021
Operating (loss) profit	(19,695)	50,986	(4,810)	$(80,152)		(53,671)
Depreciation and amortization	12,497	9,792	4,166	1,302		27,757
Interest expense	6,416	282	2,114	1,798	$(1,798)	8,812
Interest income	1,941	3,581	11	242	(1,798)	3,977
Benefit (provision) for income taxes	8,195	(21,425)	2,911			(10,319)

Capital expenditures	4,771	12,488	3,578	(1,588)		19,249